UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 22, 2015

FleetCor Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5445 Triangle Parkway, Suite 400, Norcross, Georgia		30092
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770) 449-0479

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2015, FleetCor’s Board of Directors decreased the size of the Board from 10 directors to 9 directors and reclassified Mr. Mark A. Johnson from Class I to Class II. This was done to fill a vacancy in Class II and to equalize the Classes. Below is a list of the Classes and directors in each class:

Class I (2017)
Michael Buckman
Thomas W. Hagerty
Steven T. Stull

Class II (2015)
Andrew B. Balson
Mark A. Johnson
Jeffrey S. Sloan

Class III (2016)
Ronald F. Clarke
Joseph W. Farrelly
Richard Macchia

In addition, the Board formed an Information Technology and Security Committee. The committee is chaired by Mr. Farrelly and Messrs. Buckman, Macchia and Sloan are also committee members.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

January 26, 2015	By:	/s/ Sean Bowen

Name: Sean Bowen
Title: General Counsel